UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2011

ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32331	42-1638663
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

One Alpha Place, P.O. Box 2345,
Abingdon, VA 24212
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background

As previously disclosed, on January 28, 2011, Alpha Natural Resources, Inc., a Delaware corporation (“Alpha”), and one of its wholly owned subsidiaries entered into an Agreement and Plan of Merger with Massey Energy Company, a Delaware corporation (“Massey”), providing for the acquisition of Massey by Alpha (the “Massey Merger”).

On April 19, 2010, Massey acquired Cumberland Resources Corporation and certain affiliate companies (“Cumberland”).  On July 31, 2009, Alpha merged with and into Foundation Coal Holdings, Inc., a Delaware corporation (“Foundation”), with Foundation continuing as the surviving corporation of the Merger under the name Alpha Natural Resources, Inc.

Alpha is today filing additional financial information related to these transactions as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, for purposes of incorporation by reference in its Registration Statement on Form S-3 (No. 333-165473) (the “Form S-3”), as amended by a post-effective amendment to the Form S-3 concurrently herewith.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

Alpha is filing with this Current Report on Form 8-K the following financial statements:

Massey audited consolidated balance sheets as of December 31, 2010 and December 31, 2009, audited consolidated statements of income, shareholders’ equity and cash flows for each of the three years ended December 31, 2010, and related notes thereto.

The Cumberland Resource Group audited combined balance sheets as of December 31, 2009 and 2008 and the related statements of income, stockholder’s equity and members’ capital and comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 2009, and related notes thereto.

Alpha (formerly Foundation) unaudited consolidated balance sheets as of June 30, 2009 and December 31, 2008, statements of operations and comprehensive income (loss) for the three and six months ended June 30, 2009 and 2008, and statements of cash flows for the six months ended June 30, 2009 and 2008 and related notes thereto.

(b)	Pro forma financial information

Alpha is filing with this Current Report on Form 8-K the following unaudited pro forma condensed combined consolidated financial information relating to the Massey Merger:

Unaudited pro forma condensed combined consolidated balance sheet as of December 31, 2010, unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2010, and related notes thereto.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, independent registered public accounting firm for Massey.
23.2	Consent of KPMG LLP, independent auditors for the Cumberland Resource Group.
99.1
Massey audited consolidated balance sheets as of December 31, 2010 and December 31, 2009, and audited consolidated statements of income, shareholders’ equity and cash flows for each of the three years ended December 31, 2010, and related notes thereto.

99.2
The Cumberland Resource Group audited combined balance sheets as of December 31, 2009 and 2008 and the related combined statements of income, stockholder’s equity and members’ capital and comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 2009, and related notes thereto.

99.3
Alpha (formerly Foundation) unaudited consolidated balance sheets as of June 30, 2009 and December 31, 2008, statements of operations and comprehensive income (loss) for the three and six months ended June 30, 2009 and 2008, and statements of cash flows for the six months ended June 30, 2009 and 2008 and related notes thereto.

99.4
Unaudited pro forma condensed combined consolidated balance sheet as of December 31, 2010, unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2010, and related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

March 28, 2011	By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, independent registered public accounting firm for Massey.
23.2	Consent of KPMG LLP, independent auditors for the Cumberland Resource Group.
99.1
Massey audited consolidated balance sheets as of December 31, 2010 and December 31, 2009, and audited consolidated statements of income, shareholders’ equity and cash flows for each of the three years ended December 31, 2010, and related notes thereto.

99.2
The Cumberland Resource Group audited combined balance sheets as of December 31, 2009 and 2008 and the related combined statements of income, stockholder’s equity and members’ capital and comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 2009, and related notes thereto.

99.3
Alpha (formerly Foundation) unaudited consolidated balance sheets as of June 30, 2009 and December 31, 2008, statements of operations and comprehensive income (loss) for the three and six months ended June 30, 2009 and 2008, and statements of cash flows for the six months ended June 30, 2009 and 2008 and related notes thereto.

99.4
Unaudited pro forma condensed combined consolidated balance sheet as of December 31, 2010, unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2010, and related notes thereto.